1 Earnings Presentation 1Q 2025

2 First Quarter 2025 Highlights Operational Milestones $2.5 billion cash position provides significant optionality • 1Q’25 PEM EBITDA impacted by $100 million of YoY higher feedstock and energy costs and $80 million from planned turnarounds and unplanned outages • Reducing 2025 capital spending target by 10% to $900 million to support cash flows • Achieved ~$40 million of cost savings in 1Q’25 and raising 2025 cost savings target by $25 million to $150 – $175 million • Conducted 2 major turnarounds to improve reliability • Direct impacts of recent tariff announcements are largely manageable (1) Reconciliation of EBITDA to Net Income (Loss), Income from Operations and Net Cash Provided by Operating Activities can be found on page 11 (2) Includes investments in available-for-sale securities 1Q 2025 Financial Results $288M EBITDA(1) $2.8B Net Sales $2.5B Cash, Equivalents and Investments(2)

Westlake Corporation 1Q 2025

($ in millions)	1Q'25	4Q'24	QoQ%	1Q'24	YoY%
Sales	**$2,846**	**$2,843**	**0%**	**$2,975**	**(4%)**
Operating Income (Loss)	**($32)**	**$66**	**N.M.**	**$223**	**N.M.**
EBITDA[1]					
Housing and Infrastructure Products	*$203*	*$188*	*8%*	*$264*	*(23%)*
Performance and Essential Materials	*$73*	*$220*	*(67%)*	*$253*	*(71%)*
Corporate	*$12*	*$8*	*-*	*$29*	*-*
	$288	**$416**	**(31%)**	**$546**	**(47%)**

Westlake

1Q 2025 vs. 4Q 2024

Average Sales Price	Volume
-0.7%	+0.8%

Westlake

1Q 2025 vs. 1Q 2024

Average Sales Price	Volume
-2.3%	-2.0%

- (+) Solid QoQ sales volume growth of 1% driven by stronger seasonal demand in our HIP segment
- (+) Investment-grade credit rating with $2.5 billion of cash, equivalents and investments
- (+) Repurchased $30 million of shares of WLK common stock, with over $400 million share repurchase authorization remaining
- (−) Average sales price fell 1% QoQ due to unfavorable changes in sales mix in our HIP segment
- (−) EBITDA and EBITDA margin were significantly impacted by higher North American feedstock and energy costs (~$100 million YoY), an elevated level of planned turnarounds and plant outages (~$80 million), and unfavorable sales mix changes

(1) Reconciliations of EBITDA, Housing and Infrastructure Products EBITDA, Performance and Essential Materials EBITDA, and Corporate EBITDA to the applicable GAAP measures can be found on pages 11 and 12

Westlake

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Housing and Infrastructure Products ("HIP") Segment Performance

($ in millions)	1Q'25	4Q'24	QoQ%	1Q'24	YoY%
Housing Products Sales	**$838**	**$818**	**2%**	**$879**	**(5%)**
Infrastructure Products Sales	**$158**	**$163**	**(3%)**	**$165**	**(4%)**
Total HIP Sales	$996	$981	2%	$1,044	(5%)
Operating Income	148	129	15%	210	(30%)
EBITDA[1]	$ 203	$ 188	8%	$ 264	(23%)
EBITDA Margin[2]	*20%*	*19%*	-	*25%*	-

HIP Segment

1Q 2025 vs. 4Q 2024

Average Sales Price	Volume
-1.9%	+3.5%

HIP Segment

1Q 2025 vs. 1Q 2024

Average Sales Price	Volume
-2.9%	-1.7%

- (+) Solid 4% sequential sales volume growth despite some customer pre-buying that shifted sales volume from 1Q'25 to 4Q'24
- (−) Modest cost inflation was not fully passed through to customers during 1Q'25, which pressured EBITDA and EBITDA margin
- (−) Average sales price was lower both YoY and QoQ due to unfavorable sales mix changes
- (−) 2025 revenue and EBITDA margin now expected to be towards the low ends of the previously-communicated ranges of $4.4 – $4.6 billion and 20% – 22%

Westlake

(1) Reconciliations of HIP EBITDA to the applicable GAAP measure can be found on page 12
(2) HIP EBITDA margin is calculated by dividing HIP EBITDA by Total HIP Sales

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5 Housing and Infrastructure Products Update 2 2025 HIP revenue and EBITDA margin now expected to be towards the low ends of the previously-communicated ranges of $4.4 – $4.6 billion and 20% – 22% to reflect the slow start to the year as well as the impact of changes in sales mix on revenue and EBITDA margin 3 Expect positive sales volume growth in 2025 driven by the strength of our brands and position as a leading supplier to fast-growing national homebuilders 4 Longer-term housing fundamentals remain strong due to decade-plus of under-building, increasingly favorable demographics and popularity of remote work 1 Winter storms and an uptick in mortgage interest rates are contributing to a slow start to the new home construction season in 2025

6 PEM Segment 1Q 2025 vs. 4Q 2024 Average Sales Price 0.0% Volume -0.6% PEM Segment 1Q 2025 vs. 1Q 2024 Average Sales Price -2.0% Volume -2.2% Higher YoY prices for North American feedstocks and energy (natural gas, ethane, ethylene), in part due to winter storms, reduced EBITDA by ~$100 million EBITDA was impacted by ~$80 million from planned turnarounds and unplanned outages (1) Reconciliations of PEM EBITDA to the applicable GAAP measure can be found on page 12 (2) PEM EBITDA margin is calculated by dividing PEM EBITDA by Total PEM Sales Performance and Essential Materials (“PEM”) Segment Performance(1) Stable average sales price QoQ as improvement in polyethylene and epoxy was offset by declines in chlor-alkali and PVC resin 1Q'25 4Q'24 QoQ% 1Q'24 YoY% Performance Materials Sales $1,056 $1,121 (6%) $1,164 (9%) Essential Materials Sales $794 $741 7% $767 4% Total PEM Sales $1,850 $1,862 (1%) $1,931 (4%) Operating Income (Loss) (163) (41) N.M. 22 N.M. EBITDA(1) 73 220 (67%) 253 (71%) EBITDA Margin (2) 4% 12% - 13% - ($ in millions) 1Q’25 EBITDA includes an estimated $66 million favorable FIFO impact Petro 1 ethylene unit completed a company-record 8½ year run between planned turnarounds

7 Performance and Essential Materials Update 2 VCM tie-in conducted in 1Q’25 allows for the replacement of old mercury cell capacity with new, more environmentally-friendly membrane cell production with no material impact to our overall capacity 3 Continued energy and feedstock advantage in North America (~85% of our production capacity) with a high degree of vertical integration relative to the global industry, which supports our ability to profitably run our plants at high operating rates 4 Relatively stable North American demand as global macroeconomic conditions remain sluggish in Europe and Asia, but Westlake’s high degree of product integration and large offtake of PVC resin to the HIP segment provide less exposure to weaker economies outside North America 1 Taking action to right-size costs and production capacity to accommodate fluid global macroeconomic conditions that are impacting customers, including increasing our 2025 company-wide cost savings target by $25 million and reducing our 2025 company-wide capital spending estimate by 10% to $900 million

8 Westlake’s History of Maintaining a Strong Balance Sheet Strong Balance Sheet With Significant Availability to Support Future Growth and Investment Net Debt to EBITDA ex. Identified Items(1,2) vs. Strong Credit Ratings Support Additional Funding S&P BBB+ Fitch BBB Moody’s Baa2 1.0x Peer Average 4.0x Cash & Investments(1) $2.5B Fully Undrawn Revolver $1.5B Total Available Liquidity ~$4.0B Total Long Term Debt $4.6B ~15 Years Weighted avg debt maturity life >99% of Debt Is fixed rate averaging 3.3% APR as of Mar 31, 2025 Maintaining strong balance sheet while making significant investments 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 WLK Chemical Building Temporary Increase in debt from Axiall acquisition Retired $1.2B of debt Reduced debt by $500M+ Retired $254M of debt Funded four transformational acquisitions N e t D eb t to E B IT D A ex . I d en ti fi ed It em s(2) Note: Chemical peers include: EMN, HUN, OLN, LYB, DOW; Building Products peers include: JHX, FBIN, MAS, PGTI, DOOR, CNR, JELD as of last available data date (1) As of Mar 31, 2025. Includes investments in available-for-sale securities (2) EBITDA excludes “Identified Items” consisting of impairment charges, litigations settlement charges and mothball expenses. Net Debt to EBITDA ex. Identified Items is calculated by dividing net debt by EBITDA ex. Identified Items. Reconciliation of EBITDA to Net Income and Net Cash Provided by Operating Activities can be found on page 14 Retired $300M of debt

99 Financial Reconciliations

10 Consolidated Statements of Operations Housing and Infrastructure Products Sales $ 996 $ 1,044 $ 981 Performance and Essential Materials Sales 1,850 1,931 1,862 Net sales 2,846 2,975 2,843 Cost of sales Gross profit Selling, general and administrative expenses Amortization of intangibles Restructuring, transaction and integration-related costs Income (loss) from operations Interest expense Other income, net Income (loss) before income taxes Provision for income taxes Net income (loss) Net income attributable to noncontrolling interests Net income (loss) attributable to Westlake Corporation $ (40) $ 174 $ 7 Earnings (loss) per common share attributable to Westlake Corporation: Basic $ (0.31) $ 1.35 $ 0.06 Diluted $ (0.31) $ 1.34 $ 0.06 11 12 5 19 48 8 66 (39) 69 2024 (In millions of dollars, except per share data) 96 77 1 (39) (40) 185 (34) 233 37 50 (35) 7 4 (32) 223 30 30 28 227 209 226 Three months ended March 31, Three months ended December 31, 232 466 2024 2,515 328 2,614 2,509 2025

11 Net cash provided by (used for) operating activities $ (77) $ 169 $ 434 Changes in operating assets and liabilities and other Deferred income taxes Net income (loss) Less: Other income, net Interest expense Provision for income taxes Income (loss) from operations Add: Depreciation and amortization Other income, net EBITDA $ 288 $ 546 $ 416 Income (loss) from operations margin (1%) 7% 2% EBITDA margin 10% 18% 15% Three months ended March 31, 20242025 2024 Three months ended December 31, (In millions of dollars) (392)41 (6) (23)1 22 19 (35) 185 (39)(39) (40) 69 37 50 66 (32) 223 (77)(1) (48) 281 283 273 69 37 50 Reconciliation of EBITDA to Net Income (Loss), Income (Loss) from Operations and Net Cash Provided by (Used For) Operating Activities

12 Three months ended March 31, Three months ended December 31, 2025 2024 2024 Housing and Infrastructure Products EBITDA $ 203 $ 264 $ 188 Less: Depreciation and Amortization 53 50 56 Other income, net 2 4 3 Housing and Infrastructure Products Operating Income 148 210 129 Performance and Essential Materials EBITDA 73 253 220 Less: Depreciation and Amortization 227 220 223 Other income, net 9 11 38 Performance and Essential Materials Operating Income (Loss) (163) 22 (41) Corporate EBITDA 12 29 8 Less: Depreciation and Amortization 3 3 2 Other income, net 26 35 28 Corporate Operating Income (Loss) (17) (9) (22) Housing and Infrastructure Products Operating Income 148 210 129 Performance and Essential Materials Operating Income (Loss) (163) 22 (41) Corporate Operating Income (Loss) (17) (9) (22) Total Operating Income (Loss) (32)$ 223$ 66$ (In millions of dollars) Reconciliation of HIP EBITDA, PEM EBITDA and Corporate EBITDA to Operating Income (Loss)

13 Reconciliation of Free Cash Flow to Net Cash Provided by (Used For) Operating Activities Net cash provided by (used for) operating activities $ (77) $ 169 $ 434 Less: Additions to property, plant and equipment Free Cash Flow $ (325) $ (103) $ 149 248 272 285 (In millions of dollars) Three months ended March 31, Three months ended December 31, 2025 2024 2024

Reconciliation of EBITDA to Net Income, Cash Flow from Operating Activities and EBITDA ex. Identified Items

	LTM 1Q 2025	FY 2024	FY 2023	FY 2022	FY 2021	FY 2020	FY 2019	FY 2018	FY 2017	FY 2016	FY 2015
						(In millions of dollars)					
EBITDA	$ 1,953	$ 2,211	$ 1,962	$ 4,179	$ 3,693	$ 1,246	$ 1,407	$ 2,101	$ 1,841	$ 1,016	$ 1,244
Less:											
Income Tax (Provision) Benefit	(244)	(291)	(178)	(649)	(607)	42	(108)	(300)	258	(139)	(298)
Interest Expense	(158)	(159)	(165)	(177)	(176)	(142)	(124)	(126)	(159)	(79)	(35)
Depreciation & Amortization	(1,124)	(1,114)	(1,097)	(1,056)	(840)	(773)	(713)	(641)	(601)	(378)	(246)
Non Controlling Interest	(39)	(45)	(43)	(50)	(55)	(43)	(41)	(38)	(35)	(21)	(19)
Net Income	$ 388	$ 602	$ 479	$ 2,247	$ 2,015	$ 330	$ 421	$ 996	$ 1,304	$ 399	$ 646
Add:											
Non Controlling Interest	39	45	43	50	55	43	41	38	35	21	19
Changes in operating assets & liabilities	655	702	1,989	1,119	301	778	785	313	723	313	374
Deferred income taxes	(14)	(35)	(175)	(21)	23	146	54	62	(534)	101	40
Cash flow from operating activities	$ 1,068	$ 1,314	$ 2,336	$ 3,395	$ 2,394	$ 1,297	$ 1,301	$ 1,409	$ 1,528	$ 834	$ 1,079
EBITDA	$ 1,953	$ 2,211	$ 1,962	$ 4,179	$ 3,693	$ 1,246	$ 1,407	$ 2,101	$ 1,841	$ 1,016	$ 1,244
Add:											
Impairment Charge			475								
Litigation Settlement Charge			150								
Mothball Expenses	75	75									
EBITDA ex. Identified Items	$ 2,028	$ 2,286	$ 2,587	$ 4,179	$ 3,693	$ 1,246	$ 1,407	$ 2,101	$ 1,841	$ 1,016	$ 1,244

Westlake

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15 Safe Harbor Language This presentation contains certain forward-looking statements including statements regarding our cost savings objectives and our ability to maintain synergies, pricing and demand for our products and across the industrial and manufacturing sectors, global macroeconomic conditions, anticipated sales volumes, industry outlook for both of our segments, our ability to execute our integrated strategy, our future operating rates, our cost control and efficiency efforts, our future operating results, including revenues and EBITDA, our competitive position, the effects of changing demographics in the markets that we serve, anticipated residential construction, repair and remodel activities and infrastructure growth, long-term housing market fundamentals, changes in sales mix of our products, expectations regarding homebuilder confidence, our efforts to tie-in additional capacity at our Geismar, Louisiana, site, our ability to pass costs on to customers and our energy and feedstock cost advantages in the North American chemicals market. Actual results may differ materially depending on factors, including, but not limited to, the following: general economic and business conditions; the cyclical nature of the chemical and building products industries; the availability, cost and volatility of raw materials and energy; uncertainties associated with the United States, European and worldwide economies, including those due to political tensions and conflict in the Middle East, Russia, Ukraine and elsewhere; uncertainties associated with pandemic infectious diseases; uncertainties associated with climate change; the potential impact on the demand for ethylene, polyethylene and polyvinyl chloride due to initiatives such as recycling and customers seeking alternatives to polymers; current and potential governmental regulatory actions in the United States and other countries; industry production capacity and operating rates; the supply/demand balance for our products; competitive products and pricing pressures; instability in the credit and financial markets; access to capital markets; terrorist acts; operating interruptions; changes in laws or regulations, including trade policies and tariffs imposed on or by foreign jurisdictions; disruptions in global trade and the effect on trading relationships between the United States and other countries; technological developments; information systems failures and cyber attacks; foreign currency exchange risks; our ability to implement our business strategies; creditworthiness of our customers; and other factors described in our reports filed with the Securities and Exchange Commission. Many of these factors are beyond our ability to control or predict. Any of these factors, or a combination of these factors, could materially affect our future results of operations and the ultimate accuracy of the forward-looking statements. These forward-looking statements are not guarantees of our future performance, and our actual results and future developments may differ materially from those projected in the forward-looking statements. Management cautions against putting undue reliance on forward-looking statements. Every forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements. Investor Relations Contacts Steve Bender Executive Vice President & Chief Financial Officer John Zoeller Vice President & Treasurer Westlake Corporation 2801 Post Oak Boulevard, Suite 600, Houston, Texas 77056 | 713-960-9111